Exhibit 99.1

ST Brands, Inc.

Financial Statements

December 31, 2020 and 2019

Table of Contents

Report of Independent Accountants ..... 1 – 2

Financial Statements:

Balance Sheets 3

Statements of Operations 4

Statements of Changes in Deficiency in Stockholder's Equity 5

Statements of Cash Flows 6

Notes to Financial Statements ..... 7 – 10

GRASSI
ADVISORS & ACCOUNTANTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Stockholder of
ST Brands, Inc.
Sheridan, Wyoming

Opinion on the Financial Statements

We have audited the accompanying balance sheets of ST Brands, Inc. (the "Company"), at December 31, 2020 and 2019, and the related statements of operations, statements of deficiency in stockholder's equity, and cash flows for each of the years then ended, and the related notes to the financial statements (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

50 JERICHO QUADRANGLE, STE. 200, JERICHO, NY 11753
P: 516.336.2450 • F: 516.256.3510 • GRASSICPAS.COM
NEW YORK | NEW JERSEY | MASSACHUSETTS | FLORIDA

MOORE
AN INDEPENDENT FIRM
ASSOCIATED WITH MOORE
GLOBAL NETWORK LIMITED

Emphasis of a Matter

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company is in the preliminary stages of its planned operation, will need to raise capital in the near term, and has stated that substantial doubt exists about the Company's ability to continue as a going concern. Management's evaluation of the events and conditions and management's plans regarding these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to this matter.

GRASSI & CO., CPAs, P.C.

We have served as the Company's auditor since 2021

Jericho, New York
May 27, 2021

ST BRANDS, INC

Balance Sheet

December 31, 2020 and 2019

	2020	2019

Assets
Current assets	$-	$-

Noncurrent assets	-	-

Total assets	$-	$-

Liabilities and Deficiency in Stockholder’s Equity

Current liabilities:
Due to related party	$388	$338

Nonurrent liabilities:	-	-

Total liabilities	388	338

Commitments and contingencies

Deficiency in Stockholder’s Equity Common stock, $0.01par value, 1,000 shares authorized, issued and outstanding	10	10
Paid-in capital in excess of par	-	-
Accumulated deficit	(398)	(348)
Total deficiency in stockholder’s equity	(388)	(338)

Total liabilities and deficiency in stockholder’s equity	$-	$-

See accompanying notes to the financial statements.

ST BRANDS, INC.

Statement of Operation

For the Period from October 22, 2019 (Inception) to December 31, 2019 and

For the Year Ended December 31, 2020

	2020	2019

Revenues	$-	$-

Operating expenses:
General and administrative	50	348
Total operating expenses	50	348

Operating loss	(50)	(348)

Net loss before income taxes	(50)	(348)

Income taxes	-	-

Net loss	$(50)	$(348)

See accompanying notes to the financial statements.

ST BRANDS, INC.

Statement of Deficiency in Stockholder’s Equity

For the Period from October 22, 2019 (Inception) to December 31, 2019 and

For the Year Ended December 31, 2020

	Common Stock		Paid-in	Accumulated
	Shares	Value	Capital	Deficit	Total

Balance, October 22, 2019 (Inception)	-	$-	$-	$-	$-

Issuance of common stock	1,000	10	-	-	10

Net loss	-	-	-	(348)	(348)

Balance, December 31, 2019	1,000	10	-	(348)	(338)

Net loss	-	-	-	(50)	(50)

Balance, December 31, 2020	1,000	$10	$-	$(398)	$(388)

See accompanying notes to the financial statements.

ST BRANDS, INC.

Statements of Cash Flows

For the Period from October 22, 2019 (Inception) to December 31, 2019 and

For the Year Ended December 31, 2020

	2020	2019

Cash flows from operating activities:
Net loss	$(50)	$(348)
Adjustment to reconcile net loss to net cash used in operating activities:
Increase in liabilities:
Due to related party	50	348
Net cash used in operating activities	-	-

Cash flows from investing activities:	-	-

Cash flows from financing activities:	-	-

Change in cash and cash equivalents	-	-

Cash and cash equivalents, beginning of period	-	-

Cash and cash equivalents, end of year	$-	$-

Supplemental cash flow information:
Cash paid for interest	$-	$-
Cash paid for taxes	$-	$-
Shares issued for settlement of related party payable	$-	$-

See accompanying notes to the financial statements.

Note 1 - Description of the Business and Summary of Significant Accounting Policies

Organization and Nature of Operations

ST Brands, Inc. ("STB" or "the Company") was incorporated as a U.S. Corporation in the State of Wyoming on October 22, 2019 ("Inception"). The Company has established a December 31 year end.

The Company seeks to become a holding company of branded assets that create, develop, market and sell unique and proprietary cannabidoil ("CBD") products to various segments of the global consumer market. STB plans to acquire scalable cannabis companies with the potential to become sector leaders in the legal cannabis market.

The Company's business activities to date have primarily consisted of the formation and establishment of a business plan. These activities are subject to significant risks and uncertainties, including the Company's inability to secure additional funding necessary to implement its business plan.

Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with Generally Accepted Accounting Principles ("GAAP") in the United States of America ("U.S.") as promulgated by the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") and with the rules and regulations of the U.S. Securities and Exchange Commission ("SEC").

Use of Estimates in Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, the disclosure of contingent assets and liabilities, and the reported amounts of expenses during the reporting period. Actual results could differ from the estimates.

Cash and Cash Equivalents

STB did not maintain amounts on deposit with a financial institution until April 2021. As a result, the Company had no cash and cash equivalents at December 31, 2020 or 2019.

Income Taxes

The Company uses the asset and liability method in accounting for income taxes. Under this method, deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the consolidated financial statements, using statutory rates in effect for the year in which the differences are expected to reverse. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the results of operations in the period that includes the enactment date. A valuation allowance is recorded to reduce the carrying amounts of deferred tax assets unless it is more likely than not those assets will be realized.

Any future benefit arising from losses have been offset by a valuation allowance. Accordingly, no provision for income taxes is reflected in the financial statements. The Company records a liability for uncertain tax positions when it is probable that a loss has been incurred and the amount can be reasonably estimated. Interest and penalties related to income tax matters, if any, would be recognized as a component of income tax expense. At December 31, 2020 and 2019, the Company had no liabilities for uncertain tax positions.

Note 1 - Description of the Business and Summary of Significant Accounting Policies

The Company continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings. Currently, all tax years are open and subject to examination by the taxing authorities.

Subsequent Events

Management has evaluated subsequent events through May [27], 2021, the date the financial statements were available for issuance.

Note 2 – Going Concern

Since Inception through December 31, 2020, the Company remains a development stage entity. The Company continues to rely on funding from its sole shareholder to meet its current obligations, management plans to raise additional capital to fund operations.

This uncertainty raises substantial doubt about the ability of the Company to continue as a going concern. The accompanying consolidated financial statements have been prepared on a going concern basis which assumes continuity of operations and realization of assets and liabilities in the ordinary course of business. The consolidated financial statements do not include any adjustments that might result from this uncertainty.

Note 3 – Equity

Pursuant to the Company's articles of Incorporation, the Company has the authority to issue 1,000 shares of Common Stock, with a par value of $0.01. All shares were issued to the Company's founder upon inception of the Company (October 22, 2019).

Note 4 – Related Party Transactions

To date the Company relies on its shareholder to pay its operating expenses. The amounts due to the Company's shareholder was $388 and $338 at December 31, 2020 and 2019, respectively. The Company plans to repay these obligations when it has sufficient cash to do so.

Note 5 – Subsequent Events

On May 3, 2021, the Company entered into a share exchange agreement ("Agreement") with New You, Inc. ("NYI"). In connection with the Agreement, the Company's shareholder agreed to transfer 100% of the common stock issued and outstanding to NYI in exchange for a variable number of shares of NYI Series A Preferred stock based on defined levels of STB revenue. Consummation of the Agreement is conditional upon the completion of certain conditions precedent, but no later than April 30, 2022.